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                                TRISTAR AEROSPACE CO.
                                1998 STOCK OPTION PLAN

     1.   PURPOSES

     TriStar Aerospace Co. (the "Company") desires to afford certain of its key employees and the key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, and to non-employee directors of or consultants to the Company and any subsidiary corporation or parent corporation of the Company, now existing or hereafter formed or acquired, who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees, non-employee directors or consultants an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

     The Company, by means of this 1998 Stock Option Plan (the "Plan"), seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

     The stock options ("Options") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee or non-employee director or consultant.

     The Options granted under the Plan are intended to be options that do not meet the requirements for "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   NUMBER OF SHARES SUBJECT TO THE PLAN

     The total number of shares of common stock of the Company which may be purchased or acquired pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 2,000,000 shares of the authorized common stock, $.01 par value per share, of the Company (the "Shares"), and no individual shall be granted Options to purchase more than 500,000 Shares during the term of the Plan, such number of shares in each case subject to adjustment as provided in Article 11 hereof.

     Shares available for issuance acquired under the Plan may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire,

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terminate or are cancelled without having been exercised, the Shares covered by such expired or terminated Options may again be subject to an Option under the Plan.

     Except as provided in Article 18 and subject to Article 3, the Company may, from time to time during the period beginning as of April 1, 1998 (the "Effective Date") and ending on April 1, 2008 (the "Termination Date"), grant to certain key employees of the Company and any subsidiary corporation or parent corporation of the Company, and to non-employee directors of or consultants to the Company and any subsidiary corporation or parent corporation of the Company, Options under the terms hereinafter set forth.

     As used in the Plan, the term "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(e) of the Code.

     3.   ADMINISTRATION

     The board of directors of the Company (the "Board of Directors") shall designate from any of its members a Compensation Committee, which shall be the Compensation Committee of the Board of Directors (the "Committee"), to administer the Plan. The Committee shall consist of no fewer than two (2) members, each of whom shall be "non-employee directors" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended, and shall, in any event, consist of a majority of non-employee directors. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors.

     Subject to the express provisions of Article 17, the Committee shall have authority, in its discretion, to determine the employees and non-employee directors and consultants to whom Options shall be granted (the "Optionholders"), the time when such Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part) and the other terms and provisions thereof (which need not be identical). Awards of Options shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

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     Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and the Options granted thereunder, to amend the Plan and the Options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) granted thereunder and to make all other determinations necessary or advisable for administering the Plan.

     The determination of the Committee on matters referred to in this
Article 3 shall be conclusive.

     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such legal counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee, the Board of Directors and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated. The Company shall indemnify members of the Committee, and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

     4.   ELIGIBILITY

     Options may be granted only to key employees of the Company or any subsidiary corporation or parent corporation of the Company, and to non-employee directors of, or consultants to, the Company and any subsidiary corporation or parent corporation of the Company.

     The Plan does not create a right in any employee or non-employee director or consultant to participate in the Plan, nor does it create a right in any employee or non-employee director or consultant to have any Options granted to him or her.

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     5.   OPTION PRICE AND PAYMENT

     The exercise price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee shall determine in good faith in the manner described below to be the fair market value per Share at the date the Option is granted (the "Fair Market Value"):

     (a) If the Shares are listed on a national securities exchange in the United States on any date on which the Fair Market Value per Share is to be determined, the Fair Market Value per Share shall be deemed to be the closing price of the Shares on the date as of the which the Fair Market Value per Share is to be determined (or on the last preceding trading date if the Shares were not traded on such date).

     (b) If a public market exists for the Shares on any date on which the Fair Market Value per Share is to be determined, but the Shares are not listed on a national securities exchange in the United States on such date, the Fair Market Value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market on the date as of the which the Fair Market Value per Share is to be determined (or on the last preceding trading date if the Shares were not traded on such date).

     (c) If the Shares are not listed on a national securities exchange in the United States on the date on which the Fair Market Value per Share is to be determined, and a public market does not otherwise exist for the Shares on such date, the Fair Market Value per Share shall be determined by the Committee and shall be based upon such information as the Committee, in its sole judgment, deems appropriate, including any appraisal by an independent appraiser selected by the Committee.

For purposes of this Plan, the determination by the Committee of the Fair Market Value of a Share shall be conclusive.

     Provided that an Option has been granted and held by an Optionholder for at least six months, upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash, by certified check or, in the discretion of the Committee, by the delivery of Shares then owned by the Optionholder or by the withholding of Shares for which an Option is exercisable. In the discretion of the Committee, payment may also be made by delivery of

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a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise that it determines to be consistent with applicable law and the purpose of the Plan.

     6.   USE OF PROCEEDS

     The cash proceeds of the sale of Shares pursuant to the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

     7.   TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF
          EXERCISE

     An Option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; PROVIDED, HOWEVER, that an Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted.

     The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

     To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

     In no event shall an Option granted hereunder be exercised for a fraction of a Share.

     8.   EXERCISE OF OPTIONS

     Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles 13, 14, 15 and 16, the Company shall cause certificates for the Shares so purchased to be delivered to the optionee

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at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

     9.   NON-TRANSFERABILITY OF OPTIONS

     No Option granted hereunder shall be transferable (other than to a member(s) of an Optionholder's immediate family or to a trust for the benefit of an Optionholder or a member(s) of an Optionholder's family), whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable during the lifetime of the holder only by such holder. Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any purported assignment in contravention hereof shall be void and of no effect.

     10.  TERMINATION OF EMPLOYMENT

     Upon termination of employment of any Optionholder with the Company and all parent and subsidiary corporations, an Option previously granted to the Optionholder, unless otherwise specified by the Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

          (a) if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option as herein provided, the legal representative of such employee, or such person who acquired such Option by bequest or inheritance or by reason of the death of the employee, shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares that such employee is entitled to purchase pursuant to such Option at the time of such employee's death, at any time during the one (1) year period following the date of death; and

          (b) if the employment of any employee to whom such Option shall have been granted shall terminate by reason of the employee's disability (as defined below) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option as herein provided, such employee shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares that such employee is

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

     entitled to purchase pursuant to such Option at the time of such termination, at any time during the period (i) three (3) months after the date of such termination of employment in the case of termination by reason of dismissal other than for cause and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

     If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

     The terms of an Option granted to a non-employee director of, or consultant to, the Company or any subsidiary corporation or parent corporation of the Company shall set forth the circumstances relating to the cessation of the performance of services by such non-employee director or consultant under which such Option shall terminate prior to the expiration of the period of exercisability set forth in such Option.

     If an Option granted hereunder shall be exercised by the legal representative of a deceased or disabled Optionholder, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of death of any Optionholder, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

     For all purposes of the Plan, the term "for cause" shall mean, (i) with respect to an Optionholder who is a party to a written employment agreement with the Company, which agreement contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company, "for cause" or "cause" as defined in the most recent of such agreements, or (ii) in all other cases, as determined by the Committee, in its sole discretion, that one or more of the following has occurred: (A) any intentional or willful failure by such Optionholder to substantially perform his or her employment duties which shall not have been corrected within thirty (30) days following written notice of the duties which such Optionholder has failed to substantially perform, (B) any engaging by such Optionholder in misconduct which is significantly injurious to the Company or any of its subsidiaries or affiliates, (C) any breach by such Optionholder of any covenant contained in any employment agreement between the Company (or any subsidiary corporation or parent corporation of the Company) and the Optionholder or the instrument pursuant to which an Option is granted, or (D) such Optionholder's conviction of or entry of a plea of NOLO CONTENDERE in respect of any felony, or of a misdemeanor which results in or is reasonably expected to result in economic or reputational injury to the Company or any of its subsidiaries.

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     For all purposes of the Plan, the term "disability" means the inability (as determined by the Board of Directors in its sole discretion) of such Optionholder, as a result of incapacity due to physical or mental illness or disability, to perform his or her duties with the Company or any subsidiary or parent corporation of the Company by which the Optionholder is employed for six consecutive months or shorter periods aggregating six months during any twelve-month period.

     A termination of employment shall not be deemed to occur by reason of
(i) the transfer of an Optionholder from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an Optionholder from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

     Notwithstanding anything to the contrary contained in this Article 10, in no event shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option as specified therein.

     11.  EFFECT OF CHANGE IN CONTROL; ADJUSTMENT PROVISIONS

     A.   CHANGE IN CONTROL

     For purposes of this Plan, a "change in control" of the Company occurs if: (a) any "Person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of at least 50% of the outstanding capital stock of the Company; (b) the Board of Directors shall approve a sale of all or substantially all of the assets of the Company to any Person other than a subsidiary corporation or parent corporation of the Company; or (c) the Board of Directors shall approve any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a) or (b) above.

     Notwithstanding anything to the contrary contained in any award agreement, upon the occurrence of a change in control, the Committee may determine in its sole discretion, that: (i) the vesting of each Option not then currently exercisable shall accelerate and become immediately exercisable; and, (ii) each outstanding Option shall terminate within a specified period of time after delivery of notice to the holder of such Option (such period of time to be set forth in the notice), and each such holder will receive, in respect of each Share for which such Option is exercisable, an amount equal to the excess of the Fair Market Value of such

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Share (as determined on the date as of which the Option would terminate) over the exercise price per Share, payable in such consideration as may be determined in the sole discretion of the Committee (which may consist of the same consideration received by the shareholders of the Company) and at such time as may be determined in the sole discretion of the Committee.

     B.   ADJUSTMENT PROVISIONS

     In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, an adjustment shall be made to each outstanding Option such that each Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Option had such Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change, the Committee shall make any further adjustment as may be appropriate to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of Shares for which Options may be granted to any individual under the Plan, the minimum exercise price per Share for Options to be granted under the Plan, and the number of Shares and prices per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive.

     12.  RIGHT TO TERMINATE EMPLOYMENT

     The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any Optionholder (or the service of any non-employee Optionholder) and it shall not impose any obligation on the part of any Optionholder to remain in the employ (or service) of the Company or of any subsidiary corporation or parent corporation thereof.

     13.  SECURITIES LAW MATTERS

     Except as hereinafter provided, the Committee may require an Optionholder, as a condition upon exercise of any Option granted hereunder, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Optionholder represents and warrants that Shares are being acquired for such Optionholder's

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own account for investment only and not with a view to the resale or distribution thereof. The Optionholder shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of Shares by the Optionholder shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Optionholder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act or (ii) re-offerings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being re-offered are registered under the Securities Act and a prospectus in respect thereof is current.

     14.  ISSUE OF CERTIFICATES, LEGENDS, PAYMENT OF EXPENSES

     Subject to Articles 13, 15 and 16, upon any exercise of an Option which may be granted hereunder and payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

     The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and, if a transfer agent has been engaged by the Company, may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the Optionholder with respect to such Shares.

     The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

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     15.  WITHHOLDING TAXES

     The Company will require, as a condition to an Optionholder exercising a Option granted hereunder, that the Optionholder reimburse the corporation that employs such Optionholder for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation on behalf such Optionholder in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such Optionholder shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the Optionholder upon such terms and conditions as the Committee shall prescribe. The corporation that employs such Optionholder may, in its discretion, hold the stock certificate to which such Optionholder is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

     16.  LISTING OF SHARES AND RELATED MATTERS

     The Committee may delay the issuance or delivery of Shares pursuant to any Option granted hereunder if it determines that listing, registration or qualification of Shares or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option under the Plan or the issuance of Shares thereunder, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

     17.  AMENDMENT OF THE PLAN

     The Board or the Committee may, from time to time, amend the Plan, provided that no amendment shall be made without the approval of the stockholders of the Company if such stockholder approval is required by law. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or such Option without the consent of the holder of such Option.

     18.  TERMINATION OR SUSPENSION OF THE PLAN

     The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is

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in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Options granted prior to the termination or suspension of the Plan under Article 3 nevertheless shall continue after such termination or during such suspension.

     19.  GOVERNING LAW

     The Plan and such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.

     20.  PARTIAL INVALIDITY

     The invalidity or illegibility of any provision hereof shall not be deemed to affect the validity of any other provision.

     21.  EFFECTIVE DATE

     The Plan shall become effective at 9:00 a.m., New York City Time, on the Effective Date.






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